UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TD SYNNEX Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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TD SYNNEX Corporation

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

of Stockholders to be held on March 15, 2022 at 10:00 AM Pacific Time/1:00 PM Eastern Time

5350 Tech Data Drive, Clearwater, Florida 33760

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report to Stockholders are available at http://www.viewproxy.com/TDSYNNEX/2022.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before March 8, 2022 to facilitate timely delivery.

Important information regarding the Internet availability of the Company’s proxy materials, instructions for accessing your proxy materials and voting online and instructions for requesting paper or e-mail copies of your proxy materials are provided on the reverse side of this Notice.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING AND VOTE IN PERSON.

To the Stockholders of TD SYNNEX Corporation

Notice is hereby given that the Annual Meeting of Stockholders of TD SYNNEX Corporation will be held on March 15, 2022 at 10:00 AM Pacific Time/1:00 PM Eastern Time at 5350 Tech Data Drive, Clearwater, Florida 33760 for the following purposes:

The Board of Directors recommends voting FOR proposals 1, 2, 3, and 4.

1.  To elect each of the following nominees to serve as director until the next annual meeting of stockholders and until her or his successor is duly elected and qualified. 01 Dennis Polk 02 Robert Kalsow-Ramos 03 Ann Vezina 04 Richard Hume 05 Fred Breidenbach 06 Hau Lee 07 Matthew Miau 08 Nayaki Nayyar 09 Matthew Nord 10 Merline Saintil 11 Duane Zitzner

2.  An advisory vote to approve our Executive Compensation

3.  Ratification of the appointment of KPMG LLP as our independent auditors for 2022

4.  Adoption of an amendment to the TD SYNNEX Certificate of Incorporation, pursuant to which TD SYNNEX shall waive the corporate opportunity doctrine with respect to certain directors and certain other parties

5.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof

The Securities and Exchange Commission rules permit us to make our proxy materials available to our stockholders via the Internet.

Material for this Annual Meeting and future meetings may be requested by one of the following methods:

To view your proxy materials online, go to http://www.viewproxy.com/TDSYNNEX/2022. Have the 11 digit control number available when you access the website and follow the instructions.
Call 1-877-777-2857 TOLL FREE

By email at: requests@viewproxy.com

*  If requesting material by e-mail, please send a blank email with the company name and your 11 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your email requesting material.

You must use the 11 digit control number located in the box below.

SCAN TO VIEW MATERIALS & VOTE	CONTROL NUMBER

TD SYNNEX Corporation

5350 Tech Data Drive, Clearwater, Florida 33760

The following proxy materials are available to you to review at:

http://www.viewproxy.com/TDSYNNEX/2022

Proxy Statement 2022/Annual Report 2021

To obtain directions to the Annual Meeting, email Investor Relations at ir@synnex.com

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically.

You must reference your control number to vote by internet or request hard copy.

You May Vote Your Proxy When You View The Material On The Internet.

You Will Be Asked To Follow The Prompts To Vote Your Shares.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked,

signed, dated and returned the proxy card.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 1-877-777-2857

or

By logging onto http://www.viewproxy.com/TDSYNNEX/2022

or

By email at: requests@viewproxy.com

Please include the company name and your control number in the subject line.